Stock-Based Compensation (Details 4) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012	Dec. 31, 2011
Other restricted stock unit information
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$ 30.43	[1]	$ 20.61	$ 23.31
Total fair value of restricted stock units vested during the year ($'s in millions)	$ 27		$ 22	$ 35

[1]	Performance-based shares are valued utilizing a Monte Carlo valuation method using measures of total shareholder return. All other shares are valued at the grant-date market price or the grant-date market price less dividends projected to be paid over the vesting period. Restricted stock units generally vest after three years.